UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2017

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 1900 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On February 14, 2017, Cheniere Energy Partners GP, LLC, the general partner of Cheniere Energy Partners, L.P. (the “Partnership”), adopted the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”). The Partnership Agreement was adopted to (i) provide for economic and tax uniformity for the common units issuable upon conversion of Class B Units (as defined in the Partnership Agreement) under certain circumstances and certain other tax law updates and (ii) amend and clarify the earliest date upon which the Class B Units are convertible into common units in certain circumstances.
Amendment to Provide Uniformity
The allocation provisions in the Partnership Agreement were amended to provide for Class B Unit participation in allocations of Partnership items, effective as of January 1, 2016, to help ensure economic and tax uniformity of the common units issuable upon conversion of the Class B Units.
Amendment to Conversion Mechanic
The mandatory and optional conversion mechanics in the Partnership Agreement were amended to provide that the Class B Units cannot mandatorily convert into common units (except in certain circumstances) prior to the first business day following the record date with respect to the Partnership’s first distribution of Available Cash (as defined in the Partnership Agreement) from Operating Surplus (as defined in the Partnership Agreement) after the Train 3 Substantial Completion Date (as defined in the Partnership Agreement), but in any case no earlier than the first business day following the record date with respect to the Partnership’s distribution of Available Cash from Operating Surplus with respect to the quarter ended June 30, 2017.
The description of the Partnership Agreement in this Current Report on Form 8-K is not complete and is qualified in its entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description
10.1
Fourth Amended and Restated Agreement of Limited Partnership of Cheniere Energy Partners, L.P. (Incorporated by reference to Exhibit 3.1 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (File No. 001-33366) filed on February 21, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: February 21, 2017	By:	/s/ Michael J. Wortley
	Name:	Michael J. Wortley
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Fourth Amended and Restated Agreement of Limited Partnership of Cheniere Energy Partners, L.P. (Incorporated by reference to Exhibit 3.1 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (File No. 001-33366) filed on February 21, 2017)